SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 30, 1997

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of July 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1997-S10)


                 Residential Funding Mortgage Securities I, Inc.

             (Exact name of registrant as specified in its charter)

                          DELAWARE 333-4846 75-2006294
           (State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code: (612) 832-
                                      7000




          (Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                    Sequentially
                                                   Numbered
Exhibit                                             Exhibit
Number                                                 Page


10.1 Pooling and Servicing Agreement, dated as of July 1, 1997 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



                  By: /s/ Randy Van Zee
                  Name:    Randy Van Zee
                  Title:   Vice President


Dated:  July 30, 1997



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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



                  By: ________________________
                  Name:    Randy Van Zee
                  Title:   Vice President


Dated:  July 30, 1997


























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                                                   Exhibit 10.1




                                          Pooling and Servicing Agreement





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                                                         2

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